UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to §240.14a-12

ENERGY FOCUS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENERGY FOCUS, INC.

32000 AURORA ROAD

SOLON, OHIO 44139

June [    ], 2012

Dear Shareholder:

This year’s Annual Meeting of Shareholders will be held on Wednesday, July 25, 2012, at 1:00 P.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe that the rules will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail.

Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares on the election of directors without your specific instructions.

The Proxy Statement and related proxy form are first being made available on or about June [    ], 2012.

Thank you for your ongoing support of, and continued interest in, Energy Focus.

Very truly yours,

Joseph G. Kaveski
Chief Executive Officer

ENERGY FOCUS, INC.

32000 AURORA ROAD

SOLON, OHIO 44139

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 25, 2012

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Energy Focus, Inc. (the “Company”) will be held on Wednesday, July 25, 2012, at 1:00 P.M., local time, at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio, for the following purposes:

1.	To elect seven directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: Jennifer Cheng, Simon Cheng, John M. Davenport, J. James Finnerty, Joseph G. Kaveski, Paul von Paumgartten, and R. Louis Schneeberger;

2.	To vote on a proposal to amend the Company’s Form of Certificate of Incorporation to increase the authorized number of shares of the Company’s capital stock to 102,000,000 shares, designating 100,000,000 shares of such authorized capital stock as Common Stock and 2,000,000 shares as Preferred Stock;

3.	To approve an amendment to the Company’s 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 400,000 to 600,000;

4.	To approve an amendment to the Company’s 2008 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 3,000,000 to 5,000,000;

5.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on May 29, 2012, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JULY 25, 2012:

This proxy statement and our annual report on Form 10-K, as amended, are available at:

http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Mark J. Plush
Vice President, Chief Financial Officer and Secretary

Solon, Ohio

June [    ], 2012

Information Concerning Solicitation and Voting of Proxies	1
Proposal No. 1: Election of Directors	2
Proposal No. 2: Approval of Proposal to Amend the Form of Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	6
Proposal No. 3: Approval of Amendment to the 1994 Employee Stock Purchase Plan to Increase the Number of Shares of Common Stock Authorized for Issuance	7
Proposal No. 4: Approval of Amendment to the 2008 Stock Incentive Plan to Increase the Number of Shares of Common Stock Authorized for Issuance	10
Security Ownership of Principal Shareholders and Management	12
Executive Compensation and Other Information	14
Director Compensation	19
Independent Registered Public Accounting Firm	20
Certain Relationship and Related Transactions	21
Section 16(a) Beneficial Ownership Reporting Compliance	22
Deadline for Receipt of Shareholder Proposals for the 2013 Annual Meeting	22
Householding Information	22
Other Matters	22
Annual Report on Form 10-K	22

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

ENERGY FOCUS, INC.

32000 AURORA ROAD

SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Energy Focus, Inc., a Delaware corporation (“Energy Focus” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, July 25, 2012, at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio.

The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to the beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to Energy Focus, Inc., Attention: Mark J. Plush, 32000 Aurora Road, Solon, Ohio 44139, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Record Date and Share Ownership

Only shareholders of record at the close of business on May 29, 2012 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had 44,513,135 shares of Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding as of that date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election. Representatives of Cowden & Humphrey Co. LPA will act as the Inspectors of Election. The Inspectors of Election will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under Delaware law for approval of proposals presented to shareholders. Withholding authority to vote on one or more nominees for election as directors will have the practical effect of voting against the election of such nominees for director, because withheld votes will be treated as votes cast under Delaware law. If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will not be permitted to exercise its own voting discretion with respect to the proposals included in this proxy. Thus, if you do not give your bank, broker or nominee specific instructions with respect to the proposals, your shares will not be voted. These shares are called “broker non-votes.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Under Delaware law, broker non-votes are not considered votes for or against any particular proposal and therefore will have no direct impact on any proposal. We urge you to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the seven nominees for director listed in this Proxy Statement, FOR the approval of the proposal to the amend the Company’s Form of Certificate of Incorporation, FOR the proposal to approve the amendment to the Company’s 1994 Employee Stock Purchase Plan, and FOR the proposal to approve the amendment to the Company’s 2008 Incentive Stock Plan.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has fixed the current number at seven. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has designated, the seven nominees listed below. Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background
Jennifer Cheng	45	n/a	Ms. Cheng is the Co-founder and chairperson for The X/Y Group, a marketing enterprise that exclusively markets and distributes global consumer brand products, including JanSport and Skechers in the greater China region. Previously, Ms. Cheng was a marketing director for Molten Metal Technology, a Boston-based clean energy company that developed patented technologies and offered solutions for advanced treatment and energy recycling for hazardous radioactive waste. Ms. Cheng graduated from Fairleigh Dickinson with a Master in Business Administration and from Rutgers University with a Bachelor degree in Economics. Ms. Cheng is the sister of Simon Cheng.

Simon Cheng	39	n/a	Mr. Cheng is a Managing Director of Communal International Ltd., a group assisting clean energy companies gain market access and improve supply chain efficiencies in Asia. He is also an Executive Board Director of ZW Group, a real estate and shopping center developer in China. Previously, Mr. Cheng was a Co-founder and Chief Executive Officer for The X/Y Group, a marketing enterprise that exclusively markets and distributes global consumer brand products including JanSport and Skechers in the greater China region. Mr. Cheng graduated from New York University with a Bachelor degree in Business Administration. Mr. Cheng is the brother of Jennifer Cheng.

John M. Davenport	67	2005	Mr. Davenport is President of the Company. He joined the Company in November 1999 as Vice President and Chief Technology Officer and was appointed Chief Operating Officer from July 2003 to July 2005, and Chief Executive Officer from July 2005 until May 2008, at which time he was appointed President of the Company. Prior to joining Energy Focus, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC, from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting’s research and development manager and as development manager for high performance LED projects. He is a recognized expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems.

J. James Finnerty	61	2008	Mr. Finnerty is a retired Financial Services executive having served most recently as a Managing Director of European-American Equities, a New York City-based investment bank, from June 2009 to June 2011. Mr. Finnerty’s career spanned more than 35 years in the institutional money management community and included positions at Bank Boston, Kidder Peabody, Hambrecht and Quist, Deutsche Bank, Merriman, Curhan, and Ford, and the American Institute for Economic Research. Mr. Finnerty has a Master’s in Business Administration from Cornell University’s Johnson School of Management and a Bachelor of Arts in Economics and Psychology from Boston College. Mr. Finnerty is NASD Series 7 and 63 licensed.

Joseph G. Kaveski	51	2008	Mr. Kaveski is Chief Executive Officer of the Company. He joined the Company in April 2008 as Vice President for Business Development and Global Marketing. On May 6, 2008 the Company’s Board of Directors appointed him as Chief Executive Officer. Prior to joining Energy Focus, Mr. Kaveski led his own strategic engineering consulting business, TGL Company. As a consultant, he worked with Energy Focus on strategic planning initiatives from September 2007 to April 2008. From November 2004 through February 2006, Mr. Kaveski was Vice President of Energy Management Services and Strategic Projects and a member of the senior management team at Johnson Controls, Inc., a global leader in automotive experience, building efficiency and power solutions.

Paul von Paumgartten	64	2004	Mr. von Paumgartten was appointed Lead Director in October 2008. Mr. von Paumgartten is an expert in high performance green buildings and is currently an independent consultant. From 1982 through 2009, he held various positions at Johnson Controls, Inc., most recently serving as Director, Energy & Environment. Prior to that, he was Director of Performance Contracts at Johnson Controls, Inc. Mr. von Paumgartten also was instrumental in the formation of LEEDTM (Leadership in Energy and Environmental Design), the energy efficiency qualification program of the United States Green Building Council. This is a qualification program for sustainable design developed by an industry coalition representing many segments of the building industry.

R. Louis Schneeberger	57	2009	Mr. Schneeberger is currently the Chief Financial Officer of Panther Expedited Services, Inc. Mr. Schneeberger has been an owner, major shareholder, and Chief Financial Officer of Olympic Steel, Inc. He has also served as Chairman of the Board of Royal Appliance Manufacturing Company, Inc. and Chief Financial Officer of OM Group, Inc. Mr. Schneeberger has also assisted many other companies such as Libra Industries, Inc., Austin Powder Company, Peco II, Inc. and Knowledge Investment Partners and as a board member or consultant. Mr. Schneeberger began his career with Arthur Andersen, LLP where his tenure spanned ten years with a focus on Mergers and Acquisitions and SEC matters.

n/a – date is not applicable.

Corporate Governance

Director Independence

The Board of Directors has determined that each of the following current directors and director nominees is independent within the meaning of the listing standards of The NASDAQ Stock Market LLC:

Jennifer Cheng
Simon Cheng
J. James Finnerty
Paul von Paumgartten
R. Louis Schneeberger

In this proxy statement these five directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” Messrs. Finnerty, von Paumgartten and Schneeberg served as directors throughout 2011 and still serve as directors. The shares of the Company’s Common Stock are quoted on the Over-The Counter Bulletin Board.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of 14 meetings during the fiscal year ended December 31, 2011, including seven regular meetings and seven special meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors’ serve. In 2011, Mr. Kaveski and Mr. Davenport represented the Board at the Annual Meeting. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee, and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is an Independent Director. The Board has approved a charter for the Compensation Committee, the Audit and Finance Committee, and the Nomination and Corporate Governance Committee, and has adopted Corporate Governance Guidelines for itself.

The Compensation Committee of the Board of Directors, which currently consists of Messrs. Finnerty (Chairman), Schneeberger, and von Paumgartten, held one meeting in 2011. The Compensation Committee’s primary functions are to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers. Other specific duties and responsibilities of the Compensation Committee are to: review and recommend to the Board corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate his performance in light of such goals and objectives and set his compensation level based on this evaluation; develop and monitor compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommend to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; make recommendations regarding compensation plans and policies; administer the Company’s stock option plans and other compensation plans; and make recommendations to the Board regarding compensation of the Board of Directors.

The Audit and Finance Committee of the Board of Directors, which currently consists of Messrs. Schneeberger (Chairman), Finnerty, and von Paumgartten, held four meetings in 2011. The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit function. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

The Nominating and Corporate Governance Committee of the Board of Directors, which currently consists of Messrs. von Paumgartten (Chairman), Finnerty, and Schneeberger, held one meeting in 2011. The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and recommend nominees for election to the Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to: determine the composition of the committees of the Board; make recommendations regarding candidates for director proposed by shareholders; consider and plan for executive officer succession, as well as review management development and succession programs; review on an annual basis the performance of the Board and of management; and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

The Company does not have a policy regarding attendance by the Directors at the Company’s Annual Meeting. Only Messrs. Kaveski and Davenport were present at the last Annual Meeting held June 15, 2011.

Compensation Committee

The Company has a standing Compensation Committee of the Board of Directors, currently consisting of Messrs. Finnerty (Chairman), Schneeberger, and von Paumgartten. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://www.efoi.com.

The Compensation Committee reviews and recommends to the Board corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates his performance in light of such goals and objectives, and sets his compensation level based on this evaluation; develops and monitors compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommends to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; makes recommendations regarding compensation plans and policies; administers the Company’s stock option plans and other compensation plans; and makes recommendations to the Board regarding compensation of the Board of Directors. The authority of the Compensation Committee may be delegated to a subcommittee of the Compensation Committee, consisting of one or more directors. The Chief Executive Officer may provide recommendations regarding compensation of other executive officers. The Compensation Committee is empowered to retain consultants for advice on compensation matters.

No director currently serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Audit and Finance Committee

The Company’s Audit and Finance Committee acts as the standing audit committee of the Board of Directors, and currently consists of Messrs. Schneeberger (Chairman), Finnerty and von Paumgartten. The Board of Directors has determined that Mr. Schneeberger is an “audit committee financial expert,” as defined by SEC rules, and that each Committee member is independent within the meaning of the listing standards of The NASDAQ Stock Market LLC. The shares of the Company’s Common Stock are quoted on the Over-The-Counter Bulletin Board. The Board has approved a charter for the Audit and Finance Committee. A copy of this charter can be found on the Company’s website at http://www.efoi.com.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee serves as the standing nominating committee of the Board of Directors, currently consisting of Messrs. von Paumgartten (Chairman), Finnerty, and Schneeberger. The Board has approved a charter for the Nominating and Corporate Governance Committee. A copy of this charter can be found on the Company’s website at http://www.efoi.com.

The Board of Directors sets the size of the Board and nominates directors for election at each Annual Meeting and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee selects candidates for directors based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “Independent Director” under the rules SEC rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. A shareholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing, with any supporting material the shareholder considers appropriate, at the following address: Energy Focus, Inc., 32000 Aurora Road, Solon, Ohio 44139.

Vote Required and Board of Directors Recommendation

The seven nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2: APPROVAL OF PROPOSAL TO AMEND THE FORM OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On May 8, 2012, the Board of Directors adopted a resolution setting forth a proposed amendment to the Company’s Form of Certificate of Incorporation increasing the total number of authorized shares of Common Stock from 60,000,000 to 100,000,000 shares and directing that the proposed amendment be considered at the next annual meeting of shareholders. The text of that amendment is set forth below in this section.

General

We are asking you to approve an amendment to the Company’s Form of Certificate of Incorporation to increase the total number of authorized shares from 62,000,000 shares to 102,000,000 shares. The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the Company’s currently outstanding Common Stock. The number of authorized shares of the Company’s preferred stock would not be affected by this amendment. The number of authorized shares of the Company’s Preferred Stock would be maintained at 2,000,000.

Substantially all of the Company’s currently authorized Common Stock has been issued or is reserved for issuance. In order to continue to fund its operations and grow, the Company may need to raise additional capital from financing sources. One of the ways the Company can raise such cash is by issuing shares and derivative securities from time to time. Without additional authorized shares of Common Stock, the Company will be unable to raise all of the financing it will likely need to maintain its operations. Other important corporate needs, including the potential issuance of shares in a merger or acquisition, supporting the Company’s existing shareholders’ Rights Agreement, or issuing stock-based incentive rewards to the Company’s employees and directors, require additional authorized shares of Common Stock as well.

Article IV(A) of the Company’s Form of Certificate of Incorporation currently authorizes the Company to issue up to 62,000,000 shares of stock, 60,000,000 of which are designated as Common Stock, par value $0.0001 per share, and 2,000,000 shares of which are designated as Preferred Stock, par value $0.0001 per share. The Company’s Common Stock is all of a single class, with equal voting, distribution, liquidation, and other rights. As of May 29, 2012, 44,513,135 shares of Common Stock were issued and outstanding. Substantially all of the remaining 15,486,865 authorized shares of Common Stock have been reserved for issuance under our incentive stock plans and stock purchase plan, and outstanding options, warrants, a convertible promissory note, and a purchase agreement. Therefore, we will require additional authorized shares of Common Stock if Proposal No. 3 to increase the number of shares of Common Stock authorized for issuance under the 1994 Employee Stock Purchase Plan, and Proposal No. 4 to increase the number of shares of Common Stock authorized for issuance under the 2008 Stock Incentive Plan, are approved by shareholders. We have no other current plans, proposals, understandings, agreements or commitments to issue additional common shares for any purpose other than those that may be exercised under such plans as described above.

We anticipate that we may find it beneficial to issue additional shares of Common Stock in the future in connection with one or more of the following:

•

debt or equity restructuring or refinancing transactions, such as debt exchanges or offerings of new convertible debt or modifications to existing securities or as payments of interest on debt securities;

•	acquisitions;

•	strategic investments;

•	partnerships, collaborations and other similar transactions;

•	the Company’s stock incentive plans;

•	financing transactions, such as private or public offerings of Common Stock or convertible securities;

•	corporate transactions, such as stock dividends or splits; and

•	other corporate purposes that have not yet been identified.

If the shareholders approve this proposal to increase the number of authorized shares of Common Stock and the Company were to issue additional shares, such shares could have the effect of delaying or preventing a change of control of the Company without further action by the shareholders. For example, shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued that would make a change of control of the Company more difficult, or be issued to discourage a shareholder seeking to acquire more than 15 percent of the Company’s Common Stock (“an acquiring shareholder”) from attempting to gain control of the Company.

The share increase authorized by this proposal could permit the Company’s Board of Directors to issue shares of Common Stock to all non-acquiring shareholders, who may then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, resulting in a potential conflict in the interests of some shareholders and the Company’s management. Likewise, shares could be used to facilitate the adoption of measures intended to deter unfair or coercive takeover tactics not believed to be in the best interests of shareholders.

The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and the Common Stock increase is not being presented with the intent that it will be utilized as a type of anti-takeover measure.

Although the share increase will not affect the terms or rights of existing shareholders, an issuance of additional shares of Common Stock will generally have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and the equity and voting rights of shareholders. Depending on the amount of consideration received for any issuance of additional shares of Common Stock, subsequent issuances may also reduce shareholders’ equity on a per share basis.

In order to provide our Board with certainty and flexibility to undertake transactions such as those above to support our future business growth, we deem it is in the best interests of the shareholders and the Company to increase the number of authorized shares of the Company’s Common Stock.

Text of the Proposed Amendment

If this Proposal 2 is approved, the Company will amend its Form of Certificate of Incorporation by replacing Article IV(A) in its entirety with the following:

ARTICLE IV

(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is One Hundred-Two Million (102,000,000) shares, each with a par value of $0.0001 per share. One Hundred Million (100,000,000) shares shall be Common Stock and Two Million (2,000,000) shares shall be Preferred Stock.

If this amendment is adopted, it will become effective upon filing of the amended Certificate of Incorporation with the Secretary of State of the State of Delaware.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, that also represents a majority of all outstanding shares of Common Stock of the Company, is required for approval. Votes may be cast either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE FORM OF

CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN

TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER

THE PLAN FROM 400,000 TO 600,000

General

The Company’s Employee Stock Purchase Plan (the “Purchase Plan”) was adopted by the Board in April 1994 and approved by the Company’s shareholders in May 1994. The Purchase Plan provides a means by which employees may purchase Common Stock of the Company through payroll deductions. In 1999, the shareholders approved an amendment to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan from 50,000 to 100,000, and the Purchase Plan was amended to reflect such increase on December 7, 2000. On June 15, 2006 and 2011, shareholders approved amendments to reserve an additional 50,000 and 150,000 shares, respectively. As of May 29, 2012, approximately 110,000 shares remained available for future issuance under the Purchase Plan.

We are asking shareholders to approve an amendment to the Purchase Plan to increase the number of shares authorized for issuance from 400,000 to 600,000.

Description of Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any shareholder upon request.

General

The Purchase Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an “Offering”) the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a “Purchase Right”) determined on the last day of the Offering. The Purchase Right is automatically exercised on the last day of the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

Shares Subject to Purchase Plan

Currently, a maximum of 400,000 shares of the Company’s Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the Company’s capital structure or in the event of any merger, sale of assets or other reorganization of the Company. On May 8, 2012, the Board, subject to shareholder approval, amended the Purchase Plan to increase its share reserve by 200,000 to an aggregate of 600,000 shares. The shareholders are now being requested to approve the increase in the Purchase Plan reserve at the Annual Meeting.

Administration

The Purchase Plan is administered by the Board or a duly appointed committee of the Board. Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

Eligibility

Any employee of the Company or of any present or future subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan as of the first day of the Offering is eligible to participate in an Offering under the plan, so long as the employee is employed for more than 20 hours per week and more than five (5) months in a calendar year. However, no employee shall be granted an option who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of May 29, 2012, the Company had approximately 50 employees that would be eligible to participate in the Purchase Plan.

Offerings

Generally, each Offering of Common Stock under the Purchase Plan is for a period of six months (an “Offering Period”) commencing on or about January 1 and July 1 of each year (an “Offering Date”). The Board may establish a different term for one or more Offerings or different commencement or ending dates for any Offering Period, so long as such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering to be affected. Generally, shares are purchased on the last day of the Offering Period (a “Purchase Date”). The Board may establish Offering Periods of different lengths and commencement dates.

Participation and Purchase of Shares

Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the Offering Date. Payroll deductions may not exceed 5% (or such other rate as the Board determines) of an employee’s compensation on any payday during the Offering Period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment. Subject to certain limitations, each participant in an Offering has a Purchase Right equal to the number of whole shares determined by dividing $12,500 by the fair market value of a share of Common Stock on the Offering Date. However, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company’s Common Stock on the first day of the Offering Period in which the shares are purchased).

On each Purchase Date, the Company issues to each participant in the Offering the number of shares of the Company’s Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is equal to 85% of the lesser of the fair market value per share of the Company’s Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date is established by the Board based on the closing price per share on such date as reported on the Over the Counter Bulletin Board (OTCBB) Capital Market or such other exchange that the Company’s Common Stock trades upon. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Transfer of Control

The Purchase Plan provides that, in the event of (i) a proposed sale of all or substantially all of the assets of the Company, or (ii) a merger of the Company with or into another corporation (a “Transfer of Control”), the acquiring or successor corporation will assume the Company’s rights and obligations under the Purchase Plan or substitute equivalent Purchase Rights for such corporation’s stock, unless the Board in its sole discretion adjusts the next Purchase Date to a date on or before the date of the Transfer of Control. In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate unless otherwise provided by the Board.

Termination or Amendment

The Purchase Plan will continue in effect for a term of 20 years (until May 2014) unless it is terminated by the Board prior to such date. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company’s shareholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

Summary of United States Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a non-statutory stock option. The participant would therefore recognize ordinary income on the Purchase Date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Long-term capital gains are currently subject to a maximum tax rate of 15%. Short-term capital gains are generally subject to the same tax rates as ordinary income.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

Changed Plan Benefits

Because benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by the stockholders. Nonemployee directors are not eligible to participate in the Purchase Plan. As a point of reference, employees, including officers as a group, purchased 156,618 shares in 2011. No shares were purchased under the Purchase Plan by any directors who are not executive officers, any other nominees for election as directors or any associates of such directors or nominees or of any executive officers.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal.

The Board believes that the availability to purchase shares under the Purchase Plan at a discount from market price is important to attracting and retaining qualified officers and employees essential to the success of the Company, and that stock ownership is important to providing such persons with incentive to perform in the best interest of the Company.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE INCREASE IN THE NUMBER OF

SHARES RESERVED FOR ISSUANCE UNDER THE 1994 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO THE 2008 STOCK INCENTIVE PLAN

TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR

ISSUANCE UNDER THE PLAN FROM 3,000,000 TO 5,000,000

General

On May 6, 2008, the Board of Directors adopted the 2008 Incentive Stock Plan (the “2008 Plan”) and on September 30, 2008, shareholders approved it. The purpose of the 2008 Plan is to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance shareholder returns. The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel, as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the Company’s continued progress, which ultimately is in the interests of its shareholders. Finally, the Board of Directors believes that stock options and other equity based incentives are an important part of the compensation package the Company offers to its employees and directors.

On June 16, 2010, the shareholders approved an amendment to increase the total number of shares of Common Stock authorized for issuance from 1,000,000 to 3,000,000. As of March 31, 2012, approximately 940,000 shares remain available for issuance. In order to continue to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance shareholder returns, on May 8, 2012, the Board of Directors amended the 2008 Plan to increase the number of shares authorized for issuance from 3,000,000 to 5,000,000 subject to shareholder approval.

In order to grant incentive stock options to employees under Section 422 of the Internal Revenue Code of 1986, as amended, we are required to obtain shareholder approval of the amendment to the 2008 Plan.

Description of the 2008 Plan

The 2008 Plan provides for the grant of stock options, restricted share awards, and stock appreciation rights to directors, officers, employees and consultants of the Company and its subsidiaries. The 2008 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, referred to in this Proposal as the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each option award, subject to the provisions of the 2008 Plan. Options granted under the 2008 Plan may be “incentive stock options” as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options.

Shares Subject to the 2008 Plan

A total of 3,000,000 shares of Common Stock have been reserved for issuance under the 2008 Plan, as amended. If any option granted under the 2008 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional awards.

Administration

The 2008 Plan is administered by the Compensation Committee. Subject to the provisions of the 2008 Plan, the Committee may determine the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a non-statutory stock option, the timing, terms of exercisability, and vesting of each option, including the effect thereon of an optionee’s termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options. The Committee may interpret the 2008 Plan and options granted thereunder, and all determinations of the Committee may be final and binding on all persons having an interest in the 2008 Plan or any option. The Committee may re-price options with the consent of the optionees.

Eligibility

Options may only be granted under the 2008 Plan to employees, directors, and consultants of the Company, or a parent or a subsidiary of the Company. As of May 29, 2012, the Company had approximately 65 full-time employees, including five executive officers. While any person eligible under the 2008 Plan may be granted a non-statutory option, only employees may be granted incentive stock options.

Non-Employee Director Options

The 2008 Plan provides for the annual automatic grant of an additional option to purchase 15,000 shares of Common Stock on the first business day following each regular annual shareholders meeting to each non-employee director who was not elected to the Board for the first time at such meeting and who will continue serving on the Board of Directors. These options become exercisable in 12 equal monthly installments.

Restricted Share Awards

The terms of any restricted share award under the 2008 Plan will be set forth in a restricted share agreement to be entered into between Energy Focus and each grantee. The Committee will determine the terms and conditions of any restricted share agreements, which need not be identical. Shares may be awarded under the 2008 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Terms and Conditions of Options

Options granted under the 2008 Plan as may not be exercised more than 10 years after the date of grant. Shares subject to cancelled or terminated options will be reserved for subsequently granted options. The number of options outstanding and the exercise price thereof will be subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2008 Plan will be effective for 10 years, unless sooner terminated or suspended.

Each option granted under the 2008 Plan will be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2008 Plan. The exercise price of each option granted under the 2008 Plan must equal at least the fair market value of a share of Common Stock on the date of grant. For as long as the shares are listed for trading on the Over the Counter Bulletin Board, the fair market value of a share on the date of grant shall be the last transaction price quoted on that date.

Options granted under the 2008 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option grant and agreement. The Committee must also provide in the terms of each stock option grant and agreement when the option expires and becomes un-exercisable, and may also provide the option expires immediately upon termination of employment for any reason. Unless otherwise provided in the applicable stock option grant and agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months following termination of employment, or such other period of time, not to exceed 12 months, as determined by the Committee.

Amendments to the 2008 Plan

The Committee may at any time amend, alter, suspend or terminate the 2008 Plan. No amendment, alteration, suspension or termination of the 2008 Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the Company and the optionee. Termination of the 2008 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2008 Plan with respect to options granted under the 2008 Plan prior to the date of such termination.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2008 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2008 Plan will be non-statutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon exercise of the non-statutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. The Company is generally entitled to a deduction for federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Stock Options Outstanding and Available for Future Grant

The following table provides the number of shares outstanding and the number of shares available for future grant under all stock option plans as of March 31, 2012:

Number of Stock Options Outstanding	2,247,250
Weighted Average Exercise Price	$2.31
Weighted Average Term (in years)	7.0

Number of restricted shares issued	756,635

Number of Shares Remaining for Future Grant	937,448

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present, either in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2008 INCENTIVE STOCK PLAN.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of May 29, 2012, as to (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s current directors and director nominees listed below, (iii) the Company’s Chief Executive Officer and each of the Company’s Named Executive Officers listed below, and (iv) all executive officers and directors of the Company listed below as a group. Unless otherwise specified, the address for each officer and director is: 32000 Aurora Road, Solon, OH 44139.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities.

	Shares Beneficially Owned
Name and Address	Number (1)		Percent of Outstanding Common Stock (1)
5% Shareholders
Costar Partners II, LLC	4,000,000	(2)	9.0%
53 East 34th Street
Paterson, New Jersey 07514
Bi Cheng	4,000,000	(3)	9.0%
No. 26 Yuantong Street
Kunming, Yunnan, China
Jag International Ltd.	4,000,000	(4)	9.0%
P.O. Box 3444, Road Town
Tortola, British Virgin Islands
5 Elements Energy Efficiencies (BVI) Ltd.	3,800,000	(5)	8.5%
P.O. Box 3444, Road Town
Tortola, British Virgin Islands
Scott E. DeSano	2,400,000	(6)	5.4%
222 Seaspray Avenue
Palm Beach, Florida 33480
Directors and Named Executive Officers
Roger R. Buelow	141,027	(7)	*
Jennifer Cheng	—	(8)	—
Simon Cheng	—	(8)	—
John M. Davenport	823,006	(9)	1.8%
J. James Finnerty	73,384	(10)	*
Eric W. Hilliard	244,149	(11)	*
Joseph G. Kaveski	442,519	(12)	*
Paul von Paumgartten	110,482	(13)	*
R. Louis Schneeberger	61,033	(14)	*

All directors and executives officers as a group	2,070,600	(15)	4.4%

*	Less than one percent
(1)	Based on 44,513,135 shares outstanding as of May 29, 2012. In addition, shares issuable pursuant to options and warrants which may be exercised through July 28, 2012 are deemed to be issued and outstanding and are included in the reported beneficial holdings, except as explained at the end of this note. These shares have been treated as outstanding in calculating the percentage ownership of the individual possessing such interest, but not for any other individuals. Thus, the number of shares to be outstanding for the purposes of this table varies depending on each individual’s particular circumstances. This table does not include shares that are issuable upon the exercise of warrants that investors acquired as part of units they purchased in the Company’s February 2012 private placement of shares of Common Stock and warrants to purchase common shares, but the notes to the table do include those warrant shares for the 5% shareholders who invested in that offering. The Company is obligated to register with the SEC for resale the shares, and the shares covered by the warrants, that it sold in the offering, and is in the process of doing so.
(2)

Based on a Schedule 13G filed with the SEC by Costar Partners II, LLC (“Costar Partners”) on March 22, 2012. Costar Partners reported shared voting and shared dispositive power over 4,000,000 shares of Common Stock, and over 2,000,000 shares covered by warrants. The address for Costar Partners is 53 East 34th Street, Patterson, NJ, 07514.

(3)	Based on a Schedule 13G filed with the SEC by Bi Cheng on April 27, 2012. Bi Cheng reported sole voting and sole dispositive power over 4,000,000 shares of Common Stock, and over 2,000,000 shares covered by warrants.
(4)	Based on a Schedule 13G filed with the SEC by Jag International Ltd. (“Jag International”) on April 27, 2012. Jag International reported shared voting and shared dispositive power over 4,000,000 shares of Common Stock, and over 2,000,000 shares covered by warrants.

(5)	Based on a Schedule 13G filed with the SEC by 5 Elements Energy Efficiencies (BVI) Ltd. on April 27, 2012. 5 Elements Energy Efficiencies (BVI) Ltd. reported shared voting and shared dispositive power over 3,800,000 shares of Common Stock, and over 1,900,000 shares covered by warrants.
(6)	Based on a Schedule 13D filed with the SEC by Scott E. DeSano on April 5, 2012. Mr. DeSano reported sole voting and sole dispositive power over 2,400,000 shares.
(7)	Includes 39,153 restricted shares, and 101,874 options exercisable as of July 28, 2012.
(8)	Jennifer Cheng and Simon Cheng are brother and sister.
(9)	Includes 223,725 restricted shares, 387,124 options exercisable as of July 28, 2012, and 140,600 warrants exercisable immediately.
(10)	Includes 44,999 options exercisable as of July 28, 2012.
(11)	Includes 42,508 restricted shares and 185,936 options exercisable as of July 28, 2012.
(12)	Includes 55,931 restricted shares and 310,414 options exercisable as of July 28, 2012.
(13)	Includes 75,999 options exercisable as of July 28, 2012.
(14)	Includes 29,999 options exercisable as of July 28, 2012.
(15)	Includes 361,317 restricted shares, 1,186,345 options exercisable as of July 28, 2012, and 265,600 warrants exercisable immediately.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth information about compensation of our Chief Executive Officer, and our other two most highly compensated executive officers (our “Named Executive Officers”):

Name and Principal Position	Year	Salary ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Joseph G. Kaveski	2011	225,000	76,002	1,222	302,224
Chief Executive	2010	250,000	57,450	935	308,385
Officer

Eric W. Hilliard	2011	171,000	32,958	1,195	205,153
Chief Operating	2010	190,000	97,313	921	288,234
Officer

Roger F. Buelow	2011	163,558	34,652	7,212	205,422
Chief Technology	2010	175,000	17,819	6,959	199,778
Officer

(1)	The amounts shown for Salary in 2010 include restricted stock issued in lieu of cash paid as part of a salary reduction plan. 2010 includes $25,000, $19,000 and $17,500 for such issuances for Messrs. Kaveski, Hilliard and Buelow, respectively. The salary reduction plan is discussed in the Narrative Disclosure to the Summary Compensation Table.
(2)	The amounts set forth in this column reflect stock options granted to our Named Executive Officers. The amounts listed are equal to the compensation cost recognized by the Company during the year indicated for financial statement purposes in accordance with Accounting Standards Codification (“ASC”) Topic Number 718, Compensation – Stock Compensation (“ASC 718”). This valuation method values stock options granted during the indicated year and previous years. A discussion of the assumptions used in calculating the compensation cost is set forth in Note 2 to the Consolidated Financial Statements of the Company’s 2011 Annual Report on Form 10-K filed with the SEC on March 30, 2012.
(3)	The amounts set forth in this column include company contributions for life insurance policies and automobile allowances for Mr. Buelow.

Narrative Disclosure to Summary Compensation Table

The Compensation Committee (the “Committee”) of our Board of Directors has the responsibility for administering our executive compensation program. The Committee reviews and, as appropriate, makes recommendations to the full Board regarding the base salaries and annual cash bonuses for executive officers, and administers our 2008 Incentive Stock Plan, including the grant of stock options. Where appropriate, we have also entered into employment agreements with certain executive officers.

Compensation Philosophy and Objectives: Our principal executive compensation policy, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and our shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines, which are supported by the full Board:

•	Base salaries for executive officers should be competitive.

•	A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of our shareholders.

•	The variable part of annual compensation should reflect both individual and corporate performance.

•

As a person’s level of responsibility increases, a greater portion of total compensation should be at risk and include more stock-based compensation to provide executives long-term incentives, and help to align further the interests of executives and shareholders in the enhancement of shareholder value.

Our executive officers’ compensation currently has two primary components: base salary and stock-based awards granted pursuant to our 2008 Incentive Stock Plan. In addition, executive officers receive certain benefits that are specifically provided for in their employment agreements or are generally available to all salaried employees. We do not have any defined benefit pension plans, non-qualified deferred compensation arrangements, or supplemental retirement plans for our executive officers.

For each executive officer, the Committee determines the appropriate level for each compensation component based in part, but not exclusively, on its view of competitive market factors, internal equity and consistency, and other considerations deemed relevant, such as rewarding extraordinary performance. Our Chief Executive Officer provides the Committee with recommendations for executive officers other than himself, which the Committee reviews and approves as submitted or with revisions, if any. The Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, and has not sought to formally benchmark our compensation against that of our peers.

In 2011 and 2010, no executive officer received an annual base salary increase, and the Company’s executive officers agreed to continue the voluntary salary reductions that began during 2009, with the exception of Mr. Buelow whose salary was restored effective August 22, 2011. The salary reductions are described below.

On May 29, 2009, the Company’s executive officers agreed to accept voluntary salary reductions for the remainder of the 2009 calendar year in exchange for the issuance of restricted shares of Common Stock as authorized under the Company’s 2008 Stock Incentive Plan. On December 31, 2009, the Company’s executive officers agreed to extend these salary reductions through June 30, 2010. On July 9, 2010, the Company’s Chief Executive Officer, with the approval of the Board of Directors, decided to continue the cash salary reductions through December 31, 2010. Each executive officer named in the Summary Compensation Table above voluntarily accepted a 10% salary reduction for May 29, 2009 through December 31, 2010. One executive officer who was not included in the table voluntarily accepted a 40% decrease for the period. The number of restricted shares of Common Stock issued to each executive officer was equal to the dollar value of the individual’s salary reduction divided by the closing price per share of the Company’s Common Stock on May 29, 2009, December 30, 2009 and January 3, 2011. The total number of restricted shares of Common Stock issued to executive officers, including the Named Executive Officers, was 169,547, 137,693 and 93,230, respectively.

With the exception of Mr. Buelow whose salary was restored effective August 22, 2011, the salary reductions described above were continued in 2011; however, no restricted shares were awarded and no agreement to issue such shares was made. The amounts shown in the “Salary” caption of the Summary Compensation Table include the value of the restricted shares issued for 2010 as footnoted.

Base Salary: Base salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The Committee determines levels of the executive officers’ base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable-size, non-durable manufacturing companies. The amount of each executive’s annual increase in base salary, if any, is based on a number of largely subjective factors, including changes in the individual’s duties and responsibilities, the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual’s overall mix between fixed and variable compensation and between cash and stock-based compensation.

The Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews the Chief Executive Officer’s recommendations, considers the performance and condition of the Company, and approves the increases for any other officer of the Company.

Bonus Incentive Plan: Prior to fiscal year 2011, the Compensation Committee administered an incentive plan to provide additional compensation to executives who meet established performance goals. In consultation with the Chief Executive Officer, the Compensation Committee annually determined the total amount of cash bonuses available for executive officers and certain other management employees. The target bonuses for executive officers were set by the Compensation Committee. Awards were weighted so that higher awards were received when the Company’s performance reached maximum targets, smaller awards were received when the Company’s performance reached minimum targets, and no awards are made when the Company did not meet minimum performance targets. After the total eligible bonus pool was determined, annual incentives were paid to executive officers based on their individual performance as determined by the Chief Executive Officer.

For fiscal year 2010, awards under this bonus plan were contingent upon the Company’s attainment of operating profit and cash utilization targets set by the Compensation Committee in consultation with the Chief Executive Officer. The Company’s performance in 2010 did not meet established performance goals and, consequently, no bonuses were paid under this bonus incentive plan.

Bonus Equity Incentive Plan: The Compensation Committee administers a stock option incentive plan for executive officers. Awards under this plan are contingent upon the Company’s attainment of specified revenue and earnings targets set by the Compensation Committee in consultation with the Chief Executive Officer. The Company’s performance in 2011 did not meet established performance goals, and consequently, no stock options were awarded under this Plan.

On February 25, 2010, stock options were granted under the Bonus Equity Incentive Plan for the 2010 plan year; however, these options were cancelled on April 1, 2011, as the Company did not attain the specified performance goals in 2010 that were established pursuant to the Plan.

For fiscal year 2012, no Bonus Incentive Plan or Bonus Equity Incentive Plan has been put in place.

Discretionary Bonuses: In addition to bonuses under the incentive plan, each of our executive officers is eligible to receive annual cash bonuses based on determinations made by the Committee in its discretion. The bonus may be based on the specific accomplishments of the individual or on the overall success of the Company, or both.

For 2011 and 2010, the Committee did not adopt a discretionary cash bonus plan and no such bonuses were paid.

Stock Options: The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company’s shareholders and, therefore, periodically grants stock options under the Company’s 2008 Stock Incentive Plan at the then current market price. The Compensation Committee administers the Company’s 2008 Stock Incentive Plan. Stock options will only have value if the Company’s stock price increases over the exercise price.

The Compensation Committee grants options to executive officers after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities, and previous and expected contributions of each officer, previous option grants to such officers and customary levels of option grants for the respective position in other comparable companies. The exercise price for Stock Options is equal to the fair market value of the Company’s Common Stock on the grant date. Options generally vest over a four-year period at a rate of 25% per year where the first 25% vests one year from the date of grant and the remaining 75% vests equally on a monthly basis over the remaining 36 months. The options expire 10 years from the date of grant. On October 21, 2010, the Company’s Board of Directors authorized the immediate vesting of all stock options granted, and the immediate satisfaction or lapse of all restrictions on restricted share granted to the Company’s employees and independent directors under the Company’s stock option plans upon a Change in Control as defined in the 2008 Incentive Stock Plan, or by a Board of Directors determination following a person becoming an Acquiring Person as defined in the Rights Agreement dated as of October 25, 2006, between the Company and BNY Mellon Shareowners Services LLC. As of April 29, 2011, the 2008 Incentive Stock Plan was the only plan under which new options may be granted.

Our stock-based compensation policies have been impacted by the implementation of ASC 718. Generally, ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be expensed based on their fair values over the vesting period.

Section 162(m): Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation in excess of $1 million paid for any fiscal year to a company’s Chief Executive Officer or to any of the company’s other three most highly compensated executive officers (other than the Chief Financial Officer). The statute generally exempts qualifying performance-based compensation from the deduction limit if certain conditions are met. In determining base salary, benefits, perquisites and other compensation, the Committee considers tax deductibility, but a more important goal is to offer compensation that is competitive within our peer group. For 2011, the Company believes that the compensation paid in 2011 to each of the other named executive officers is deductible under 162(m).

Employment agreements with Named Executive Officers: On December 30, 2009, the Company entered into an Officer Continuity Agreement with Mr. Kaveski. Under the agreement, should Mr. Kaveski be involuntarily terminated (i) within three months before or two years after a change of control, or (ii) at any other time, he will be entitled to receive severance benefits for one year from the date of termination. The agreement has a term of three years.

On September 13, 2005, the Company entered into a Management Continuity Agreement with Roger Buelow. Under the agreement, Mr. Buelow would be entitled to receive severance payments equal to one month of base salary, group health coverage premiums , and automobile allowance for each year of employment in the event his employment with the Company was terminated without cause, or if he terminated his employment following a material reduction in his responsibilities inconsistent with his position and past responsibilities under certain other conditions, including following a change in control as defined in the agreement. Mr. Buelow has been employed with the Company for twelve years. The agreement has a term of ten years.

The following table summarizes the estimated severance payments to be made under Mr. Kaveski’s Officer Continuity Agreement and Mr. Buelow’s Management Continuity Agreement at, following, or in connection with a termination of employment due to voluntary resignation, involuntary termination not for cause, death or disability, or change in control:

Employee	Voluntary Termination without Change in Control ($)	Involuntary Termination without Change in Control ($)	Death or Disability ($)	Termination with Change in Control ($)
Joseph G. Kaveski
Severance (1)	—	239,328	—	239,328

Roger F. Buelow
Severance (2)	—	195,386	—	195,386

(1)	The estimated severance payment is based on base salary at December 31, 2011. For Mr. Kaveski, the amount of severance equates to total yearly cash compensation received prior to involuntary termination for the term of twelve months from the date of involuntary termination, and $14,328 for reimbursement of group health coverage premiums for twelve months.
(2)	The estimated severance payment is based on base salary at December 31, 2011. For Mr. Buelow, the amount of severance equates to one month of base salary, group health coverage premiums, and automobile allowance for each year of employment. Mr. Buelow has been employed with the Company for 12 years.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to equity awards outstanding for the Named Executive Officers as of December 31, 2011:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)		Option Exercise Price ($)	Option Expiration Date
Joseph G. Kaveski	05/06/08	89,583	10,417	(1)	2.00	05/06/18
	11/24/08	77,083	22,917	(2)	1.37	11/24/18
	12/31/09	49,999	50,001	(3)	0.64	12/31/19
	01/18/11	—	150,000	(4)	1.07	01/18/21

Eric W. Hilliard	11/13/06	75,000	—		7.19	11/13/16
	04/26/07	50,000	—		6.36	04/26/17
	10/23/08	19,791	5,209	(5)	1.37	10/23/18
	01/18/11	—	100,000	(4)	1.07	01/18/21

Roger F. Buelow	07/25/02	5,000	—		3.80	07/25/12
	02/19/03	18,750	—		3.35	02/19/13
	07/01/05	25,000	—		10.64	07/01/15
	12/06/07	25,000	—		6.06	12/06/17
	01/18/11	—	75,000	(4)	1.07	01/18/21
	08/05/11		200,000	(4)	0.50	08/05/21

(1)	Options vest monthly through May 6, 2012.
(2)	Options vest monthly through November 24, 2012.
(3)	Options vest monthly through December 31, 2013.
(4)	Options vest over a four-year period at a rate of 25% per year where the first 25% vests one year from the date of grant and the remaining 75% vests equally on a monthly basis over the remaining 36 months.
(5)	Options vest monthly through October 23, 2012.

Equity Compensation Plan Information

The following table sets forth information with respect to our equity compensation plans as of December 31, 2011:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (1)	Weighted Average Exercise Price of Outstanding Options and Rights	Number of Shares Remaining Available for Future Issuance (2)
Equity compensation plans approved by security holders	2,318,498	$2.28	975,582
Equity compensation plans not approved by security holders	—	—	—

Total	2,318,498	$2.28	975,582

(1)	This column represents the number of shares of Common Stock that may be issued in connection with the exercise of outstanding stock options granted under our 1994 Stock Option Plan, 2004 Stock Incentive Plan, and the 2008 Stock Incentive Stock Plan.
(2)	Consists of 866,200 shares available for future issuance under the 2008 Stock Incentive Plan and 109,382 shares available for future issuance under the 1994 Employee Stock Purchase Plan.

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based awards to attract and retain qualified candidates to serve on its Board. In setting director compensation, it considers the significant amount of time that directors expend in fulfilling their duties, as well as the skill level required.

The following table sets forth the annual cash compensation for directors who are not also employees:

Annual Retainer	$20,000
Additional Annual Retainers:
Lead Director	$10,000
Compensation Committee Chairman	5,000
Audit and Finance Committee Chairman	7,000
Nominating and Corporate Governance Committee Chairman	5,000

Under the terms of the Company’s 2008 Stock Incentive Plan as amended, on the first business day following the conclusion of each regular annual meeting of the Company’s shareholders, each non-employee director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Director shall receive an option to purchase 15,000 shares of Common Stock. These options have an exercise price of 100% of the fair market value of the stock on the date of grant, become exercisable monthly over the 12-month period following the date of grant, and expire the day before the tenth anniversary of the grant date or 12 months after termination of service on the Board. The options vest if a Change in Control occurs with respect to the Company during the optionee’s service, as defined by the 2008 Stock Incentive Plan as amended.

For fiscal year 2011 and 2010, in lieu of the automatic options described above, Messrs. von Paumgartten, Finnerty and Schneeberger were each granted 40,000 options. These options vest over four years with 25% vesting after one year and the remaining 75% vesting monthly over the remaining 36 month period. The exercise price for these options was equal to the fair market value of the Company’s Common Stock on the July 23, 2010 grant date.

In the third quarter of 2010, the Board of Directors approved a program offering Independent Directors of the Company the option of accepting restricted shares of the Company’s Common Stock in lieu of quarterly cash compensation. Directors who chose to participate would receive the equivalent of two dollars ($2.00) of the Company’s Common Stock for every one dollar ($1.00) of their normal cash compensation. Directors that chose to accept this program agreed to receive compensation in restricted shares for four consecutive quarters, covering the period of July 2010 until June 2011, with the Common Stock vesting over the equivalent 12 month period. The price of the restricted shares issued pursuant to this program was based upon the closing price of the Company’s Common Stock on September 20, 2010. On September 1, 2010, four of the five Directors agreed to participate in this program.

The following table summarizes the total compensation to non-employee directors for the year ended December 31, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Paul von Paumgartten	17,500	30,000	47,500
Michael A. Kasper	—	30,000	30,000
J. James Finnerty	22,500	—	22,500
R. Louis Schneeberger	13,500	27,000	40,500
David Anthony	—	20,000	20,000

(1)	Grant date fair value of restricted shares of Common Stock granted to these directors in lieu of cash compensation for their directors’ fees for the period from January 1, 2011 to June 30, 2011, as described above. As of December 31, 2011, all of the restricted stock issued as stock awards had vested.

The following table summarizes the aggregate number of stock option awards outstanding at December 31, 2011:

Name	Aggregate Number of Stock Options Outstanding (#) (1)
Paul von Paumgartten	96,000
Michael A. Kasper	—
J. James Finnerty	65,000
R. Louis Schneeberger	50,000
David Anthony	—

(1)	The number of options vested at December 31, 2011, for Messrs. von Paumgartten, Finnerty and Schneeberger were 70,166, 39,116 and 24,166, respectively.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board of Directors has appointed the firm of Plante & Moran, PLLC, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2012. Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders.

Principal Accountant Fees and Services

Plante & Moran, PLLC provided audit services to the Company for the fiscal years ending December 31, 2011 and 2010. The following table presents fees for professional services rendered by Plante & Moran, PLLC for the years ended December 31, 2011 and 2010:

	Year Ending December 31,
	2011	2010
Audit Fees (1)	$268,629	$311,784
Other Fees (2)	12,104	43,427

Total Fees	$280,733	$355,211

(1)	Includes fees incurred for audit services related to quarterly reviews and audits of consolidated financial statements. For both 2011 and 2010, the Company was not required to obtain independent public accounting firm certification of its internal control infrastructure as defined by the Sarbanes- Oxley Act. Therefore, no fees related to the audit of Sarbanes-Oxley compliance were incurred.
(2)	Includes fees of $8,948 in 2011 and $23,150 in 2010 for services related to the filing of various registration statements with the SEC. Remaining fees for 2011 and 2010 relate to miscellaneous consulting services.

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by the Company’s principal auditors be approved in advance by the Audit and Finance Committee. The Audit and Finance Committee pre-approved all services provided by Plante & Moran, PLLC during 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 11, 2011, the Company entered into a Letter of Credit Agreement (“LOC”) with Mark Plush, Chief Financial Officer of the Company, in the amount of $250,000. The LOC has a term of 24 months and bears interest at a rate of 12.5% on the face amount. The LOC is collateralized by a cash deposit with an insurance company issuing the Company’s contract performance bonds and by 32% of the unpledged stock of Crescent Lighting, Ltd., a subsidiary of the Company. As an incentive to enter into the LOC’s, the Company issued five-year, detached warrants to purchase 125,000 shares of Common Stock at an exercise price of $0.01 per share. The warrants were approved by the Company’s shareholders at the Annual Meeting held on June 16, 2010, as part of the Issuance of Warrants to Directors and Officer who Participate in the Company’s Bonding Support Program.

On December 29, 2009, and in conjunction with the acquisition of Stones River Companies, LLC, the Company entered into an LOC with John Davenport, President of the Company, for $250,000. The LOC has a term of 24 months and bears interest at a rate of 12.5% on the face amount. The LOC is collateralized by a percentage of the capital stock of Crescent Lighting Ltd. (“CLL”), which in turn is based on CLL’s net worth as of November 30, 2009, and is subordinated to the senior indebtedness of the Company and CLL. As an incentive to enter into the LOC, the Company issued five-year, detached warrants to purchase 125,000 shares of Common Stock at an exercise price of $0.01 per share. The Company’s shareholders approved the warrants at the Annual Meeting on June 16, 2010, as described above. On December 21, 2011, the LOC was amended to extend the due date of the LOC from December 31, 2011, on a month by month basis as long as interest continued to be earned at 12.5%. The LOC was subsequently paid on March 5, 2012.

On February 27, 2012, the Company entered into an Asian Business Development/Collaboration Agreement with Communal International Ltd. (“Communal”). The agreement has a 60 month term, for which the Company will pay $522,500 to Communal. Additionally, the Company will pay Communal a five percent (5%) commission on the Company’s net sales which occur within the Territory, as defined by the agreement. Communal has a minority ownership interest in 5 Elements Energy Efficiencies (BVI) Ltd., a beneficial owner of more than five percent (5%) of the Company’s Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all those reports that they file.

Based solely on its review of such reports filed with the SEC and written representations from the reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with for 2011, except for the following Form 4’s that were not filed timely. Form 4’s reporting Messrs. Buelow’s receipt of Common Stock on January 3, 2011, in relation to the 2010 salary reductions described in the “Narrative Disclosure to Summary Compensation Table” section of this Amendment, as well as receipt of stock options for Common Stock on January 18, 2011 and August 5, 2011, were not filed on a timely basis.

DEADLINE FOR RECEIPT OF SHAREHOLDER

PROPOSALS FOR THE 2013 ANNUAL MEETING

A shareholder who wishes to have a proposal included in our proxy statement for the 2013 Annual Meeting of Shareholders must submit the proposal in writing to the Secretary of the Company at our principal executive offices at 32000 Aurora Road, Solon, Ohio 44139, for receipt no later than January 1, 2013, pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934, assuming that the2013 Annual Meeting will occur on June 20, 2013, as provided in Section 2.11 of our Bylaws.

A shareholder who wishes to present a proposal at the 2013 Annual Meeting without having it appear in the proxy statement must submit the proposal in writing to our Secretary no earlier than February 21, 2013 and no later than March 20, 2013, assuming that the 2013 Annual Meeting will occur on June 20, 2013, as provided in Section 2.11 of our Bylaws. If the 2013 Annual Meeting is scheduled to occur before May 21, 2013 or after July 20, 2013, the shareholder must submit the notice within ten days of when the Company first publicly announces the Meeting date.

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and our 2011 Annual Report on Form 10-K as amended. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge, c/o Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call 800-542-1061.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed proxy will vote the shares they represent in such manner as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

The Company’s 2011 Annual Report on Form 10-K as amended (the “2011 Annual Report”) may be obtained, without charge, by writing to the Company at 32000 Aurora Road, Solon, Ohio 44139, Attention: Investor Relations or by accessing the report on our website at http://www.efoi.com.

APPENDIX A

ENERGY FOCUS. INC.

1994 EMPLOYEE STOCK PURCHASE PLAN

(As Amended, As Of November 24, 2006, June 15, 2011, and May 8, 2012)

The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Energy Focus, Inc.

1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Energy Focus, Inc., a Delaware corporation.

(e) “Compensation” shall mean all regular straight time gross earnings, excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g) “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan (whether credited pursuant to payroll deductions or lump-sum payment).

(h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i) “Employee” shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Date” shall mean the last day of each Offering Period of the Plan.

(l) “Offering Date” shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but prior to the first business day of the last calendar quarter of such Offering Period, the term “Offering Date” shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the First business day of such Offering Period except that they will have a different grant date (thus,

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potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

(m) “Offering Period” shall mean a period of six (6) months except for the first offering period as set forth in Section 4.

(n) “Plan” shall mean this Employee Stock Purchase Plan.

(o) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. ELIGIBILITY.

(a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Company’s Common Stock and continue until December 31, 1994. The Plan shall continue until terminated in accordance with Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

5. PARTICIPATION.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 5%) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

(c) Lump-sum payments, if a permitted form of Contributions pursuant to Section 6(b), shall be made on the last business day prior to the Exercise Date of the applicable Offering Period.

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6. METHOD OF PAYMENT OF CONTRIBUTIONS.

(a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than five percent (5%) of such participant’s Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed five percent (5%) of the participant’s aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b) The Board may, in its sole discretion, determine that all participants shall make a lump-sum payment in lieu of payroll deductions for a specific Offering Period. If the Board determines that Contributions must be made by lump-sum payments during a particular Offering Period, (i) the Board shall specify the maximum lump-sum payment per participant for the particular Offering Period, which may be expressed as either a fixed dollar amount or as a percentage of such participant’s aggregate Compensation during the applicable Offering Period, and (ii) the participant shall specify the lump-sum payment to be made pursuant to the Plan.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. GRANT OF OPTION.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date a number of shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Exercise Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $12,500 by the fair market value of a share of the Company’s Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(b).

(b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company’s Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock s not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in THE WALL STREET JOURNAL. For purposes of the Offering Date under the first Offering Period under the Plan, the fair market value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

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8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The foregoing notwithstanding, no participant shall purchase more than 12,500 shares with respect to any Offering Period nor more than the amounts of Company Stock set forth in Section 3(b). The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. DELIVERY. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant’s account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

(a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b) A participant shall be deemed to withdraw from the Plan if the participant declines or fails to remit to the Company on the last business day prior to the Exercise Date payment of any aggregate lump-sum contribution owed (as determined in accordance with such participant’s subscription agreement).

(c) Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

(d) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(e) A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11. INTEREST. No interest shall accrue on the Contributions of a participant in the Plan.

12. STOCK.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 600,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares Subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

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(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. ADMINISTRATION. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

14. DESIGNATION OF BENEFICIARY.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TRANSFERABILITY. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16. USE OF FUNDS. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

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In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. AMENDMENT OR TERMINATION.

(a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

23. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

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APPENDIX B

ENERGY FOCUS, INC.

2008 INCENTIVE STOCK PLAN

(As amended November 19, 2008, February 25, 2010 and May 8, 2012)

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan was approved by the Board of Directors on May 6, 2008 (the “Effective Date”) subject to stockholder approval.(1) The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b)	“Award” shall mean any award of an Option under the Plan.

(c)	“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)	“Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be

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owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the Securities and Exchange Commission for the initial offering of Stock to the public.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g) “Company” shall mean Energy Focus, Inc., a Delaware corporation.

(h) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee. Service as a Consultant shall be considered Service for all purposes of the Plan.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Exercise Price” shall mean in the case of an Option the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(l) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(o) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate that holds an Option or SAR

(q) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Service as an Outside Director shall be considered Service for all purposes of the Plan, except as provided in Section 4(a).

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s) “Participant” shall mean an individual or estate that holds an Award.

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(t) “Plan” shall mean this 2008 Incentive Stock Plan of Energy Focus, Inc., as amended from time to time.

(u) “Service” shall mean service as an Employee, Consultant or Outside Director.

(v) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(w) “Stock” shall mean the Common Stock of the Company.

(x) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Option.

(y) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(z) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(aa) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(bb) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Options are to be granted under the Plan;

(v) To select the Optionees;

(vi) To determine the number of Shares to be made subject to each Option;

(vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement if the Offeree’s or Optionee’s rights or obligations would be adversely affected;

(ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration;

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(x) To determine the disposition of each Option under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;

(xi) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or Stock Option Agreement

(xiii) To reprice any outstanding Option; repricing shall include any of the following or any other action which has the same effect; (a) lowering the exercise price of an Option after it is granted; (b) any other action that is treated as a repricing under generally accepted accounting principles; or (c) cancelling an Option at a time when its exercise price exceeds the fair market value of the Stock in exchange for another Option, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off, or other similar corporate transaction; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Nonstatutory Options

(b) Automatic Grants to Outside Directors.

(i) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring in 2009, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option to purchase 15,000 Shares (subject to adjustment under Section 11). Each Option granted under this Section 4(b)(i) shall vest and become exercisable monthly over the twelve-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(i) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(ii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b), or (d).

(iii) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised.

(c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

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(e) Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units, and Restricted Shares awarded under the Plan shall not exceed 5,000,000 Shares, plus (A) any Shares remaining available for grant of awards under the Company’s 1994 Stock Option Plan and 1994 Directors’ Stock Option Plan upon the termination of those plans in 2004 prior to the Effective Date of this Plan, (B) any Shares subject to outstanding options under the Company’s 1994 Stock Option Plan and 1994 Directors’ Stock Option Plan on the Effective Date of this Plan that are subsequently forfeited or terminated for any other reason before being exercised and unvested Shares that are forfeited pursuant to such plan after the Effective Date of this Plan, and (C) any Shares remaining available for grant of awards under the Company’s 2004 Incentive Stock Plan upon the termination of that plan in 2014, including any Shares subject to outstanding options under the Company’s 2004 Incentive Stock Plan upon the termination of that plan in 2014 that are subsequently forfeited or terminated for any other reason before being exercised and unvested Shares that are forfeited pursuant to such plan after the termination of that plan in 2014, but before the termination of this Plan in 2018. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Option/SAR Limitation. Subject to the provisions of Section 11, no Participant may receive Options or SARs under the Plan in any calendar year that relate to more than 1,000,000 Shares.

(c) Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

(c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

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(e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO and of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options Upon Termination of Service. The Optionee may exercise his or her Option during the three (3) month period following termination of the Optionee’s Service with the Company and its Subsidiaries (or such other period of time, not to exceed 12 months, as determined by the Committee at the time of granting the Option or thereafter). Subject to the foregoing, each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reason for termination of Service.

(g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence. An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

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(i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, adversely affect his or her rights or obligations under such Option.

(k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

(g) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

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(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, may alter or impair his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

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(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Section 5(a) and (b);

(iii) The number of NSOs to be granted to Outside Directors under Section 4(b);

(iv) The number of Shares covered by each outstanding Option and SAR;

(v)	The Exercise Price under each outstanding Option and SAR; or

(vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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SECTION 12. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 16. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be

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issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS.

(a) Scope of Limitation. This Section 17 shall apply to an Award only if the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Optionee or Offeree, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Optionee or Offeree (including the excise tax under section 4999 of the Code), will be greater after the application of this Section 17 than it was before application of this Section 17.

(b) Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

(c) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(d) Related Corporations. For purposes of this Section 17, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically ten (10) years after its adoption by the Board. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

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SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors on May 6, 2008, the Company has caused its authorized officer to execute the same.

ENERGY FOCUS, INC.

By:	/s/ Joseph G. Kaveski
Joseph G. Kaveski Chief Executive Officer

By:	/s/ John M. Davenport
John M. Davenport President

Notes:

(1) The Company’s shareholders approved and ratified the Plan on September 30, 2008. The Board of Directors has since amended the Plan on November 19, 2008, on February 25, 2010, and on May 8, 2012, as indicated in Notes (2), (3) and (4) below.

(2) On November 19, 2008, the Board of Directors amended Section 4(b) of the Plan by replacing the then current text of the Section, as set forth in Note (2), with the text set forth on page 7. Until November 19, 2008, the text of Section 4(b) read in full as follows.

(b)	Automatic Grants to Outside Directors.

(i) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 7,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

(ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the adoption of the Plan, each Outside Director who will serve as Chairman of the Board, Chairperson of the Audit and Finance Committee, or Chairperson of the Nominating and the Corporate Government Committee of the Board of Directors thereafter shall receive an Option to purchase 3,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least three months. Each Option granted under this Section 4(b)(iii) shall vest and become exercisable monthly over the 12-month period beginning on the day which is one month after the date of grant, and shall be fully vested and exercisable on the first anniversary of the date of grant. Notwithstanding the foregoing, each Option granted under this Section 4(b)(iii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee’s Service.

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(iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

(iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director’s Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director’s Service for any reason shall terminate immediately and may not be exercised.

(3) On February 25, 2010, the Board of Directors amended Section 5(a) of the Plan by increasing the number of authorized shares from 1,000,000 to 3,000,000. On June 16, 2010, the shareholders approved and ratified the amendment.

(4) On May 8, 2012, the Board of Directors amended Section 5(a) of the Plan by increasing the number of authorized shares from 3,000,000 to 5,000,000, subject to shareholder approval.

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ENERGY FOCUS INC. ATTN: LINDSEY BOND 32000 AURORA SOLON, OH 44139

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1. Election of Directors Nominees
01 Jennifer Cheng 02 Simon Cheng 03 John M. Davenport 04 J. James Finnerty 05 Joseph G. Kaveski 06 Paul von Paumgartten 07 R. Louis Schneeberger
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.							For	Against	Abstain
2 To amend the Company’s Form of Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 60,000,000 to 100,000,000.							☐	☐	☐
3 To approve an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 400,000 to 600,000.							☐	☐	☐
4 To approve an amendment to the 2008 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 3,000,000 to 5,000,000.							☐	☐	☐
NOTE: At their discretion, to consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

ENERGY FOCUS INC.

Annual Meeting of Shareholders

July 25, 2012 1:00 PM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph G. Kaveski and Mark J. Plush, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of common stock in Energy Focus, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company’s principal executive offices at 32000 Aurora Road, Solon, Ohio, 44139, at 1:00 P.M., Eastern Time, 7/25/2012, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated June [    ], 2012 (the “Proxy Statement”), receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 25, 2012

Meeting Information
ENERGY FOCUS INC.	Meeting Type: Annual Meeting
For holders as of: May 29, 2012
Date: July 25, 2012 Time: 1:00 PM EDT
ENERGY FOCUS INC. ATTN: LINDSEY BOND 32000 AURORA SOLON, OH 44139	Location: 32000 Aurora Road Solon, OH 44139

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K         2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 11, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
.

1.	Election of Directors:
	Nominees:
01	Jennifer Cheng	02	Simon Cheng	03	John M. Davenport	04	J. James Finnerty	05	Joseph G. Kaveski
06	Paul von Paumgartten	07	R. Louis Schneeberger

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	To amend the Company’s Form of Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 60,000,000 to 100,000,000.

3	To approve an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 400,000 to 600,000.

4	To approve an amendment to the 2008 Incentive Stock Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 3,000,000 to 5,000,000.

NOTE: At their discretion, to consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.